                                        Sun Capital Investment Grade Bond FundSM
                                                  Sun Capital Real Estate FundSM





                    The Securities and
               Exchange Commission has
               not approved any Fund's
            shares as an investment or
               determined whether this
             prospectus is accurate or
            complete. Anyone who tells
                      you otherwise is
                   committing a crime.

              To obtain a free copy of
                the funds' Prospectus,
             dated May 1, 2001, or the
               most recent copy of the
                      Annual Report to
                  Shareholders, please
             contact your agent or the
                             funds at:

                                                      Sun Capital Advisers Trust
                                                     One Sun Life Executive Park
                                                       Wellesley Hills, MA 02481
                                                   Telephone 1-800-432-602 x1780



Sun Capital Advisers, Inc.(R), a member of the Sun Life Financial group of companies, serves as investment adviser to the Sun Capital Advisers Trust.
                         SUN CAPITAL ADVISERS TRUSTSM
                            Prospectus May 1, 2001

 ------------------------------------------------------------------------------

Table of Contents

Overview of Funds...........................................................
The Funds' Goals and Strategies.............................................   1
   Sun Capital Investment Grade Bond Fund...................................   1
   Sun Capital Real Estate Fund.............................................   3
More About the Funds' Investments ..........................................   5
The Investment Adviser......................................................   8
   Portfolio Managers.......................................................   9
Purchase and Redemption Information.........................................  10
   Buying and Redeeming Shares..............................................  10
   Automatic Transactions...................................................  10
   Valuation of Shares......................................................  10
   Dividends and Distributions..............................................  10
   Taxes....................................................................  11
Fund Details................................................................  12
Financial Highlights .......................................................  13

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Overview of Funds


ADVISER All of the funds are managed by Sun Capital Advisers, Inc. The adviser is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc., a diversified financial services organization with total assets under management at December 31, 2000 of $219 billion.

FUNDS Shares of the funds are available exclusively for variable annuity and variable life insurance products. Variable annuity and variable life contract owners should also review the separate account prospectus prepared by the insurance company for their contracts.

               Sun Capital Investment Grade Bond Fund
               Sun Capital Real Estate Fund

YOU SHOULD
KNOW An investment in the funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

               Sun Capital Advisers Trust's trustees may change a fund's investment goal without shareholder approval.

The Funds' Goals And Strategies
Investment Grade Bond Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Portfolio Managers
 Richard Gordon, CFA
 Howard C. Greene,
 CFA

INVESTMENT GOAL

High current income consistent with relative stability of principal.

KEY INVESTMENTS AND STRATEGIES

The fund invests primarily in investment grade bonds, including those issued by:

 . U.S. and foreign companies, including companies in emerging market countries . the U.S. government and its agencies and instrumentalities, including those that issue mortgage-backed securities
 .  foreign governments, including those of emerging market countries
 .  multinational organizations such as the World Bank

Credit quality

The fund invests at least 80% of its assets in investment grade securities. The fund may invest up to 20% of its assets in high yield or junk bonds rated at least B by one rating agency or unrated bonds of equivalent quality.

Duration target

The portfolio's duration range is generally 3 1/2 to 6 years. (Duration is a measure of interest rate sensitivity.) There is no limit on the maturity or duration of individual securities.

How investments are selected

The adviser selects investment for the fund's portfolio by:

 .  Analyzing the credit quality, yield, and investment risk of individual securities in order to estimate their relative value and attractiveness.
 . Identifying sectors and maturity ranges that appear to be temporarily underpriced and, therefore, offer favorable yields given their interest rate sensitivity and other risks.
 . Considering whether a particular investment is consistent with the fund's targets for portfolio duration, maturity distribution and issuer and sector diversification.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

 .  Interest rates go up, which will make bond prices go down and reduce the value of the fund's bond portfolio accordingly.
 . The issuer of a security owned by the fund defaults on its payment obligations or has its credit rating downgraded by a rating agency. The risk is higher for high yield bonds.
 . The issuer of a security exercises its right, when interest rates are falling, to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
 . The issuer of a security exercises its right, when interest rates are rising, to extend the time for paying principal, which will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
 . Prices of the fund's foreign securities go down because of foreign government actions, political instability, or the more limited availability of accurate information about foreign issuers. These risks are accentuated for issuers in emerging market countries.
 . The adviser's judgments about the relative values of securities selected for the fund's portfolio prove to be wrong.

The Funds' Goals And Strategies
Investment Grade Bond Fund (continued)

 WHO MAY WANT TO INVEST

 The fund may be appropriate for
 investors who:

 .  want higher potential
    returns than a money market
    fund and are willing to
    accept more risk of price
    volatility
 .  are seeking to diversify
    their investment portfolios

 The fund may not be appropriate
 for investors who:

 .  are investing for maximum
    long-term growth or the
    highest possible income
 .  want absolute stability of
    principal

 FUND PERFORMANCE

 Year-by-year total returns

 This bar chart indicates the
 risks of investing in the fund
 by showing changes in the
 fund's performance from year to
 year.


                                    [GRAPH]

                                1999       (0.56)%
                                2000        9.86%

                       Calendar years ended December 31


 The bar chart shows the
 performance of the fund's
 shares for each full calendar
 year since its inception on
 December 7, 1998.

 Fund's best and worst calendar quarters

                 Quarter/Year
------------------------------
   Highest3.19%  4th quarter 2000

   Lowest(0.89)% 2nd quarter 1999
------------------------------




Average annual total returns
(for the periods ended December 31, 2000)

                                                  One                        Since
                                                  Year                       inception*
---------------------------------------------------------------------------------------
                                 Fund             9.86%                      4.39%
 Lehman Brothers Aggregate Bond Index             11.63%                     5.15%
---------------------------------------------------------------------------------------

* Inception means 12/7/98 for the Sun Capital Investment Grade Bond Fund and the Lehman Brothers Aggregate Bond Index.

The table shows how the fund's average annual returns for different calendar periods compare to the return of the Lehman Brothers Aggregate Bond Index. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Please refer to the applicable separate account prospectus for more information on expenses.

The Funds' Goals And Strategies
Real Estate Fund

 Adviser
 Sun Capital
 Advisers, Inc.

 Portfolio Managers
 John T. Donnelly,
 CFA
 Joseph H. Bozoyan,
 CFA
 Thomas V. Pedulla

INVESTMENT GOALS

Primary: Long term capital growth. Secondary: Current income and growth of income.

KEY INVESTMENTS AND STRATEGIES

The fund invests at least 80% of its assets in securities of real estate investment trusts ("REITs") and other real estate companies. The fund generally focuses its investments in equity REITs, which invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents, and may also realize gains by selling appreciated property.

How investments are selected

The adviser allocates the fund's investments across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing, and special use facilities. The adviser selects securities for the fund's portfolio by analyzing the fundamental and relative values of potential REIT investments based on several factors, including:

 . The ability of a REIT to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development.
 . The quality of a REIT's management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management.
 .  A REIT's cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price.
 . Current or anticipated economic and market conditions, interest rate changes, and regulatory developments.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investments in the fund or the fund could perform less well than other possible investments if any of the following occurs:

 . The U.S. or a local real estate market declines due to economic conditions, supply/demand imbalances (e.g., overbuilding and high vacancy rates), reduced or regulated rents, or other causes.
 . Interest rates go up. This can affect the availability or cost of financing for property acquisitions and reduce the value of a REIT's fixed income investments.
 . The values of properties owned by a REIT are hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters, or increased operating expenses.
 .  A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed.
 .  The market for REITs goes down or is less favored than other stock market sectors or types of investments.
 . The adviser's judgments about the relative values of REIT securities selected for the fund's portfolio prove to be wrong.

Many REITs are small capitalization companies that may experience more price volatility, be less liquid, and have more limited financial resources than large capitalization companies.

Diversification and industry concentration

The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Also, the fund concentrates (invests 25% or more of its assets) in the real estate group of industries. Being non-diversified and concentrated may magnify the fund's losses from adverse events affecting a particular issuer or the real estate group of industries.

The Funds' Goals And Strategies
Real Estate Fund (continued)


 WHO MAY WANT TO INVEST

 The fund may be appropriate for
 investors who:

 .  are pursuing a long-term
    goal such as investing for
    retirement
 .  want to allocate part of
    their investment portfolio
    to real estate investments
 .  are seeking higher long-term
    returns
 .  can accept the risk of
    volatility in the stock and
    real estate markets

 The fund may not be appropriate
 for investors who:

 .  are pursuing a short-term
    investment goal
 .  seek stability of principal
 .  are uncomfortable with the
    risk of price volatility in
    the stock and real estate
    markets

 FUND PERFORMANCE

 Year-by-year total returns

 This bar chart indicates the
 risks of investing in the fund
 by showing changes in the
 fund's performance from year to
 year.


                                    [GRAPH]

                            1999            (3.98)%
                            2000            31.30%


 This bar chart shows the
 performance of the fund's
 shares for each full calendar
 year since its inception on
 December 7, 1998

 Fund's best and worst calendar quarters

                 Quarter/Year
------------------------------
   Highest12.03% 2nd quarter 2000

   Lowest(8.16)% 3rd quarter 2000
------------------------------




Average annual total returns
(for the periods ended December 31, 2000)

                                             One                                    Since
                                             Year                                   inception*
----------------------------------------------------------------------------------------------
                      Fund                   31.30%                                 11.47%
 Morgan Stanley REIT Index                   26.81%                                  8.69%
----------------------------------------------------------------------------------------------

* Inception means 12/7/98 for the Sun Capital Money Market Fund and the Morgan Stanley REIT Index.

The table shows how the fund's average returns for different calendar periods compare to the return of the Morgan Stanley Real Estate Investment Trust Index. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through an insurance company separate account that funds variable annuity or variable life insurance contracts. Please refer to the applicable separate account prospectus for more information on expenses.

More About The Funds' Investments

 . Investment Grade Bond Fund

Substantially all of Investment Grade Bond Fund's investments will be either U.S. dollar-denominated or hedged back into U.S. dollars through transactions in currency swaps or other currency derivative contracts.

Permitted investments The fund may invest in all types of fixed income securities of any maturity or duration, such as:

               . bills, notes, bonds        . structured notes and
               . residential and              other derivative
                 commercial mortgage-         securities
                 backed securities          . convertible
               . collateralized               securities
                 mortgage and bond          . preferred stock and
                 obligations                  trust certificates
               . asset-backed
                 securities

               These securities may have many types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, payment-in-kind, and auction rate features.

               Credit quality Securities are investment grade if they are rated in one of the four highest long-term rating categories of a nationally recognized statistical rating organization, have received a comparable short-term or other rating, or are unrated securities that the adviser believes are of comparable quality. Lower credit quality securities are known as high yield bonds or junk bonds. If a security receives different ratings from multiple rating organizations, the fund may treat the security as being rated in the highest rating category received. Investment Grade Bond Fund may choose not to sell securities that are downgraded, after their purchase, below the fund's minimum acceptable credit rating. Investment Grade Bond Fund's credit standards also apply to counterparties on "over-the-counter" derivative contracts.

               High yield bonds (junk bonds) High yield bonds involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments to a greater extent than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

More About The Funds' Investments



 . Real Estate Fund

The fund may   Permissible investments and additional risks Although the fund
invest in a    typically focuses on equity REITs, it may invest without
variety of     restriction in mortgage REITs and in equity securities of other
types of       U.S. and foreign real estate companies. A mortgage REIT invests
real estate    most of its assets in real estate mortgages and earns most of
companies      its income from interest payments. A real estate company is a company that earns at least 50% of its gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of related products and services include building supplies and mortgage servicing.

               In selecting investments for the fund, the adviser identifies securities with significant potential for appreciation relative to risk and other securities while also analyzing the level of dividend payments. The adviser uses the same strategy to select other real estate companies for the fund as it uses to select REITs. Many of the risks of REIT investing described in "The Funds' Goals and Strategies" also apply to other real estate companies.

               REITs are subject to the following additional risks:
               . A REIT may be unable to obtain financing to fund income and gain distributions required by federal tax law.
               . A REIT may fail to qualify for the federal tax exemption for distributed income.
               . Changes in federal tax law may adversely affect REITs, for example, by limiting their permissible businesses or investments.
               . Fund shareholders indirectly bear a proportionate share of the advisory fees and other operating expenses of REITs in the fund's portfolio in addition to the advisory fees and other expenses of the fund.

               The fund may invest up to 20% of its assets in any of the fixed income securities in which Investment Grade Bond Fund is permitted to invest.

All Funds

A derivative   Derivative contracts Each fund may, but need not, use
contract       derivative contracts, such as futures and options on
will           securities, securities indices, interest rates or currencies,
obligate or    or options on these futures to hedge against the economic
entitle the    impact of adverse changes in the market value of portfolio
fund to        securities due to changes in securities market prices, interest
deliver or     rates or currencies. Investing in the individual bonds and
receive an     sectors considered most attractive by the adviser may not
asset or a     necessarily enable Investment Grade Bond Fund to achieve its
cash payment   target duration. This fund may use derivative contracts to
that is        increase or decrease the fund's duration. In addition, Real
based on the   Estate Fund may use derivative contracts to manage the interest
change in      rate risk associated with both its real estate and fixed income
value of a     investments and to stay fully invested in stocks when it has a
designated     significant cash position.
security,
currency or
index.

               Even a small investment in derivative contracts can have a large impact on a fund's interest rate sensitivity and securities market exposure. Therefore, using derivatives can disproportionately increase fund losses and reduce opportunities for gains when interest rates or securities prices are changing. A fund may not fully benefit from or may lose money on derivatives if the adviser's expectations in using them prove incorrect or if changes in their value do not correspond accurately to changes in the value of the fund's other portfolio holdings.

More About The Funds' Investments


               Some of the foreign securities purchased by Investment Grade Bond Fund and Real Estate Fund may be denominated in a foreign currency, which could decline in value against the U.S. dollar. Investment Grade Bond Fund generally will, and Real Estate Fund may, use currency swaps and other currency derivatives to try to hedge against this risk. However, a fund will probably not be able to achieve a perfect hedge because of unavoidable discrepancies between the fund's foreign currency investments and its currency derivatives. Either fund might perform less well than a fund that does not hedge against foreign currency risk.

               Counterparties to "over-the-counter" derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund's portfolio less liquid and harder to value, especially in declining markets.


               Borrowing Each fund may borrow up to one-third of total assets from banks or through reverse repurchase agreements. Borrowing could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements.

               Impact of high portfolio turnover Investment Grade Bond Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the fund's performance.

               Defensive investing Each fund may depart from its principal investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. To the extent that a fund might adopt a temporary defensive position, and over the course of its duration, the fund may not meet its stated investment goal.

The Investment Adviser

               About the Adviser. Sun Capital Advisers, Inc., One Sun Life
Sun Capital    Executive Park, Wellesley Hills, Massachusetts 02481, is the
Advisers,      funds' investment adviser. The funds are the only mutual funds
Inc. is the    managed by the adviser. The adviser is an indirect wholly-owned
funds'         subsidiary of Sun Life Financial Services of Canada Inc. ("Sun
investment     Life Financial"). Sun Life Financial, a corporation organized
adviser.       in Canada, is a reporting company under the Securities Exchange
               Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

               The adviser has been providing investment advice and supervisory services to pension, qualified retirement and profit-sharing plans of Sun Life Financial affiliates since 1997. Sun Life Financial is a diversified financial services organization with total assets under management at December 31, 2000 of $219 billion. The Sun Life Financial group of companies provides a broad range of financial products and services to individuals and groups located in Canada, the United States, the United Kingdom, and the Asia Pacific Region.

               The adviser provides the funds with investment research and portfolio management services and manages certain aspects of the funds' business affairs. For its services, the adviser receives a fee from each fund equal on an annual basis to a percentage of the fund's average daily net assets.

               The adviser intends to limit its management fee and to reimburse each fund's nonmanagement expenses for an indefinite period. The total operating expenses will be capped on an annual basis to the percentages of the fund's average daily net assets shown in the table below. To the extent that any fund's total expense ratio falls below its expense limit, the adviser reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years. In the case of each fund, the adviser has contractually agreed to maintain the limit described below until May 1, 2002.

Advisory       ----------------------------------------------------------------
Fees and
Total
Operating   Fund                   Daily Net Assets Advisory Fee Total Operating Expenses
Expenses

            Investment Grade Bond
             Fund                        n/a            0.60%              0.75%

            Real Estate Fund             n/a            0.95%              1.25%


               Sun Capital Advisers Trust and the adviser have received an exemptive order from the Securities and Exchange Commission permitting the adviser, subject to the approval of the board of trustees, to select subadvisers to serve as portfolio managers of the funds or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. The adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser.

 About the Portfolio Managers. The adviser has selected the following persons to manage the investments for the funds.

  Fund                       Fund        Manager Positions during past five years
                             manager(s)  since
  Investment Grade Bond Fund Richard      1998   Vice president, Sun Capital Advisers Trust,
                             Gordon, CFA         since 1998. Senior vice president, Sun
                                                 Capital Advisers, Inc., since 2000, and
                                                 previously vice president (1992-2000). Vice
                                                 president, U.S. Public Bonds, Sun Life
                                                 Assurance Company of Canada, since 1994.
                             Howard C.    1998   Vice president, Sun Capital Advisers Trust,
                             Greene, CFA         since 1998. Senior vice president, Sun
                                                 Capital Advisers, Inc., since 2000, and
                                                 previously vice president (1998-2000). Vice
                                                 President, Bond Portfolio Management, Sun
                                                 Life Assurance Company of Canada, since
                                                 2001, and previously assistant vice
                                                 president, U.S. Public Bonds (1996-2001).

  Real Estate Fund           John T.      1998   Vice president, Sun Capital Advisers Trust,
                             Donnelly,           since 1998. Senior vice president, Sun
                             CFA                 Capital Advisers, Inc., since 2000, and
                                                 previously vice president (1998-2000). Vice
                                                 president, U.S. Equity, Sun Life Assurance
                                                 Company of Canada, since 1999. Prior to
                                                 that, assistant vice president (1997-1999)
                                                 and senior investment officer, U.S. Public
                                                 Bonds (1994-1997).
                             Joseph H.    1998   Vice president, Sun Capital Advisers, Inc.,
                             Bozoyan,            since 2000. Investment Officer, U.S.
                             CFA                 Equity, Sun Life Assurance Company of
                                                 Canada, since 2000, and previously senior
                                                 investment analyst (1997-2000). Prior to
                                                 that, senior investment analyst, U.S.
                                                 Public Bonds (1996-1997), and investment
                                                 analyst, (1994-1996).
                             Thomas V.    1998   Senior vice president, Sun Capital
                             Pedulla             Advisers, Inc., since 2000, and previously
                                                 vice president (1998-2000). Assistant vice
                                                 president, U.S. Real Estate, Sun Life
                                                 Assurance Company of Canada, since 2000.
                                                 Prior to that, senior property investments
                                                 officer (1999-2000) and property
                                                 investments officer (1995-1999).

Purchase and Redemption Information

Fund shares    Buying and Redeeming Shares. Each fund sells its shares at net
are offered    asset value (NAV) directly to separate accounts established and
exclusively    maintained by insurance companies for the purpose of funding
to insurance   variable contracts. Each fund may suspend the offer of its
company        shares and reserves the right to reject any specific purchase
separate       order. A fund may refuse a purchase order if, in the adviser's
accounts.      opinion, the order is of a size that would disrupt the
               management of a fund.

               Insurance company separate accounts that accept orders from contractholders to purchase and redeem fund shares before the close of trading on the New York Stock Exchange will receive that day's NAV (which will be calculated as of the close of trading), provided that the insurance company transmits the orders to the fund prior to the opening of trading on the Exchange on the next business day. If the fund receives orders after the Exchange opens, those orders will receive the next business day's NAV.

               Each fund redeems its shares on any business day. Normally, a fund forwards redemption proceeds by bank wire to the redeeming insurance company on the next business day after the fund receives the redemption instructions. Under unusual circumstances, a fund may suspend redemptions or postpone payment for up to seven (7) days or longer, as permitted by Federal securities laws.

               Automatic Transactions. Purchases and redemptions arising out of an automatic transaction under an insurance contract are effected when received by the insurance company in the manner described above. Automatic transactions include investment of net premiums, payment of death benefits, deduction of fees and charges, transfers, surrenders, loans, loan repayments, deductions of interest on loans, lapses, reinstatements, and similar automatic transactions.

Fund shares    Valuation of Shares. Each fund offers its shares at the NAV per
are offered    share of the fund. Each fund calculates its NAV once daily as
at net asset   of the close of regular trading on the New York Stock Exchange
value. The     (generally at 4:00 p.m., New York time) on each day the
separate       Exchange is open. If the Exchange closes early, the funds will
account does   accelerate the determination of NAV to the closing time. On any
not pay a      day an international market is closed and the Exchange is open,
sales charge   a fund will value its foreign securities, if any, at the prior
to buy fund    day's close with the current day's exchange rate.
shares.

               Each fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services, or at fair value as determined in good faith according to procedures approved by the board of trustees. Because international markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when an insurance company cannot buy or sell shares. A fund may value securities at fair value when market quotations are not available or the adviser believes that available market quotations do not accurately represent the securities' actual value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The funds      Dividends and Distributions. Each fund intends to distribute
distribute     all or substantially all of its net realized capital gains, if
capital        any, and net investment income for each taxable year.
gains and      Investment Grade Bond Fund declares dividends from net
income.        investment income daily and pays dividends monthly. The Real
               Estate Fund declares and pays dividends from net investment income at least annually. Each fund distributes its net realized capital gains, if any, at least annually. The funds expect that an insurance company holding shares on behalf of a contract holder will elect to reinvest dividends and capital gains in additional shares of the fund that paid them. Shares purchased become entitled to dividends as of the first business day following the date of investment.

               Taxes. Shares of the funds are held and owned for U.S. federal income tax purposes by life insurance company separate accounts established in connection with variable contracts, not by the owners of these variable contracts. Owners of variable contracts should refer to the prospectuses for these contracts for a description of the tax consequences of owning and receiving distributions or other payments relating to these contracts.

               Each fund is treated as a separate entity for U.S. federal income tax purposes and has elected to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders. If a fund meets these requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that are distributed.

               In addition to the above, each fund also intends to comply with certain fund diversification requirements relating to the tax-deferred status of variable contracts issued by insurance company separate accounts. More specific information on these diversification requirements is contained in the prospectus for the variable contracts and in the funds' Statement of Additional Information.

               A fund's failure to comply with these requirements could cause the holder of a variable contract based on a separate account that invested in whole or in part in that fund to be subject to current taxation of all income accrued on the contract for the current and all prior taxable years, unless the Internal Revenue Service permits correction of the failure, which cannot be assured.

               Fund Details

               Investments by Variable Product Separate Accounts in Shares of the Portfolios. Each fund will sell its shares to separate accounts established and maintained by insurance companies for the purpose of funding variable insurance products including variable annuity contracts and variable life insurance policies. The variable insurance products may or may not make investments in all the funds described in this Prospectus.

               The interests of owners of different variable insurance products investing in a fund could conflict due to differences of tax treatment and other considerations. The Trust currently does not foresee any disadvantages to investors arising from the fact that each fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board of Trustees will monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more funds and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund's shareholders.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each of the following funds since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by Deloitte & Touche LLP, independent public accountants, whose report, along with the funds' financial statements, are included in the annual report (available upon request).

         Selected data for a share outstanding throughout each period:

                            Sun Capital Investment        Sun Capital Real
                                Grade Bond Fund             Estate Fund
                            -------------------------  ------------------------
                                                        Year Ended December
                            Year Ended December 31,             31,
                            -------------------------  ------------------------
                             2000     1999     1998*    2000     1999    1998*
                            -------  -------  -------  -------  ------  -------
NET ASSET VALUE, BEGINNING
OF PERIOD.................  $ 9.340  $ 9.970  $10.000  $ 8.940  $9.850  $10.000
                            -------  -------  -------  -------  ------  -------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
 Net investment income....    0.626    0.576    0.034    0.388   0.477    0.082
 Net realized and
 unrealized gain (loss) on
 investments..............    0.260   (0.630)  (0.030)   2.402  (0.888)  (0.152)
                            -------  -------  -------  -------  ------  -------
 Total from Investment
 Operations...............    0.886   (0.054)   0.004    2.790  (0.411)  (0.070)
                            -------  -------  -------  -------  ------  -------
LESS DISTRIBUTIONS FROM:
 Net investment income....   (0.626)  (0.576)  (0.034)  (0.417) (0.447)  (0.080)
 Net realized gain on
 investments..............      --       --       --    (0.054)    --       --
 In excess of net realized
 gains on investments.....      --       --       --    (0.009)    --       --
 Capital..................      --       --       --       --   (0.052)     --
                            -------  -------  -------  -------  ------  -------
 Total distributions......   (0.626)  (0.576)  (0.034)  (0.480) (0.499)  (0.080)
                            -------  -------  -------  -------  ------  -------
NET ASSET VALUE, END OF
PERIOD....................  $ 9.600  $ 9.340  $ 9.970  $11.250  $8.940  $ 9.850
                            -------  -------  -------  -------  ------  -------
TOTAL RETURN(b)...........    9.86 %  (0.56)%   0.04 %  31.30 % (3.98)%  (0.71)%
                            -------  -------  -------  -------  ------  -------
RATIOS AND SUPPLEMENTAL
DATA:
Net Assets, End of Period
(000's)...................  $40,376  $18,184  $10,026  $17,162  $6,089  $ 4,930
Ratios to average net
assets:
 Net expenses(a)..........     0.75    0.75 %   0.75 %   1.25 %  1.25 %   1.25 %
 Gross expenses(a)........    1.31 %   1.98 %   4.10 %   2.67 %  3.39 %   7.44 %
 Net investment income(a).     6.7 %   6.00 %   5.01 %   6.13 %  6.09 %  12.16 %
Portfolio turnover rate...      69 %     78 %      3 %     15 %    13 %      2 %

-----
* For the period December 7, 1998 (commencement of operations) to December 31, 1998.
(a)   Annualized for periods of less than one year.
(b) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

Additional Information


  The statement of additional information (SAI) provides more detailed information about the funds and is incorporated into this prospectus by reference. You may obtain free copies of the SAI, request other information and discuss questions about the funds by contacting your agent, or the funds at:

                      Sun Capital Advisers Trust
                      One Sun Life Executive Park
                      Wellesley Hills, MA 02481

                      Telephone: 1-800-432-1102 x1780

 Investment Adviser                        Administrator,
                                           Custodian




 Sun Capital Advisers,
 Inc.                                      State Street Bank &
                                           Trust Company




 Independent Public
 Accountants                               Legal Counsel




 Deloitte & Touche LLP                     Hale and Dorr LLP

  You can review the funds' SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies for a fee by writing or calling:

                Securities and Exchange Commission
                Public Reference Section
                Washington, D.C. 20549-0102
                e-mail: publicinfo@sec.gov

                Telephone: 1-202-942-8090
                Free from the EDGAR Database on the SEC's
                Internet website: http://www.sec.gov

                           Sun Capital Advisers Trust


Investment Company Act file no. 811-08879